EXECUTION VERSION

MASTER TERMINATION AGREEMENT

This MASTER TERMINATION AGREEMENT (this "Agreement"), dated as of December 29, 2016 (the "Closing Date"), is among CLMG Corp. ("CLMG"), LNV Corporation (the "Initial Lender"), Red Falcon Trust (the "Borrower"), Imperial Finance & Trading LLC (the "Guarantor"), Blue Heron Designated Activity Company ("Blue Heron"), Harbordale, LLC ("Harbordale"), Red Reef Alternative Investments, LLC ("Red Reef"), MLF LexServ, L.P. (the "Servicer"), Wilmington Trust, National Association ("Wilmington Trust"), in its capacities as securities intermediary under the SACCA (as defined below) (in such capacity, the "Securities Intermediary"), and as custodian under the SACCA (in such capacity, the "Custodian"), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank (“Christiana Trust”), in its capacities as trustee of the Borrower and as registrar under the Trust Agreement (as defined below) (in such capacities, the "Trustee"), Michelle A. Dreyer, in her capacity as independent trustee of the Borrower (the "Independent Trustee") and Corporation Service Company ("CSC").

W I T N E S S E T H:

WHEREAS, Blue Heron, the Trustee and the Independent Trustee entered into that certain Amended and Restated Trust Agreement of the Borrower, dated as of July 16, 2015 (as amended, the "Trust Agreement");

WHEREAS, the Borrower, the Guarantor, Blue Heron, the Initial Lender and CLMG entered into that certain Loan and Security Agreement, dated as of July 16, 2015 (as amended, the "Loan Agreement");

WHEREAS, the Borrower and Harbordale entered into that certain Sale
Agreement, dated as of July 16, 2015 (the "Harbordale Sale Agreement");

WHEREAS, the Borrower and Red Reef entered into that certain Sale
Agreement, dated as of July 16, 2015 (the "Red Reef Sale Agreement");

WHEREAS, Blue Heron and CLMG entered into that certain Residual Interest
Pledge Agreement, dated as of July 16, 2015 (the "Residual Interest Pledge Agreement");

WHEREAS, the Borrower, Blue Heron and the Servicer entered into that certain
Servicing Agreement, dated as of July 16, 2015 (the "Servicing Agreement");

WHEREAS, the Guarantor entered into that certain Guaranty, dated as of July
16, 2015, in favor of the Borrower, CLMG and the Initial Lender (the "Guaranty");

WHEREAS, CLMG, the Borrower, the Securities Intermediary and the Custodian entered into that certain Securities Account Control and Custodian Agreement, dated as of July 16, 2015 (as amended, the "SACCA");

WHEREAS, the Borrower and CSC entered into that certain Service Agreement, dated as of July 16, 2015 (the "CSC Service Agreement", and, together with the Loan

DOC ID - 25455517.9

Agreement, the Harbordale Sale Agreement, the Red Reef Sale Agreement, the Residual Interest Pledge Agreement, the Servicing Agreement, the Guaranty and the SACCA, the "Transaction Documents"); and

WHEREAS, the parties hereto wish to enter into this Agreement to terminate the Transaction Documents and each respective party's obligations thereunder subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.     To the extent capitalized terms are used in this Agreement but not specifically defined herein, such terms shall have the same meaning assigned thereto in the Loan Agreement.

2.    Termination Payment. . At or before 5:00 PM (New York time) on the
Closing Date, the Borrower shall pay to the applicable party the applicable amounts set forth on
Schedule I hereto (such payments, in the aggregate, the "Termination Payments") via wire transfer of immediately available funds to the applicable account set forth on Schedule I hereto.

3.     Effective Time. The effective time (the " Effective Time ") of this Agreement shall be the time, if any, on the Closing Date that each of the following conditions precedent has been satisfied:

(a)     each party to this Agreement has received a duly executed copy of this Agreement; and

(b) each party to this Agreement has received its respective portion of the Termination Payments in accordance with Section 2 above. Each of CLMG and the Initial Lender hereby waives receipt of any Contingent Interest Yield Maintenance Fees, Interest Yield Maintenance Fees and Yield Maintenances Fee that may be due and payable under the Loan Agreement in connection with the repayment of the outstanding principal balance of the Advances contemplated hereunder.

4. Delivery of Lender Notes. Within three (3) Business Days after the date on which the Effective Time occurs, CLMG shall deliver via electronic mail a copy of the Lender Notes to the Borrower at the Borrower's e-mail address set forth on Schedule II hereto, which copy shall include a stamp, mark or other notation that indicates that the Lender Notes have been cancelled. Within five (5) Business Days after the date on which the Effective Time occurs, CLMG shall deliver, or cause the delivery of, the cancelled original Lender Notes to the Borrower at the Borrower's notice address set forth on Schedule II hereto.

5. Delivery of Residual Interest Certificates. The Borrower and CLMG hereby jointly instruct Wilmington Trust, as Agent under the Residual Interest Pledge Agreement, to within two (2) Business Days after the date on which CLMG or its counsel confirms orally or in writing to a Responsible Officer (as defined in the SACCA) of the Agent that the Effective

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

Time has occurred, deliver the original Residual Interest Certificate (as defined in the Residual Interest Pledge Agreement) and the original Transfer Instrument (as defined in the Residual Interest Pledge Agreement) to Blue Heron at its address set forth in S che dule II hereto and the Agent hereby agrees to make such delivery.

6. Termination of Loan Agreement. Each of the Borrower, the Guarantor, Blue Heron, the Initial Lender and CLMG hereby acknowledges and agrees that upon (but not before) the Effective Time:

(a) other than any provisions of the Loan Agreement that by their terms expressly survive termination, the Loan Agreement shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the Loan Agreement that by their terms expressly survive termination, any and all commitments and obligations of the Borrower, the Guarantor, Blue Heron, the Initial Lender and CLMG with respect to the Loan Agreement shall be terminated.

7. Termination of Harbordale Sale Agreement. Each of the Borrower, Harbordale and CLMG hereby acknowledges and agrees that upon (but not before) the Effective Time:

(a) other than any provisions of the Harbordale Sale Agreement that by their terms expressly survive termination, the Harbordale Sale Agreement shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the Harbordale Sale Agreement that by their terms expressly survive termination, any and all commitments and obligations of the Borrower and Harbordale with respect to the Harbordale Sale Agreement shall be terminated.

8.     Termination of Red Reef Sale Agreement .    Each of the Borrower, Red
Reef and CLMG hereby acknowledges and agrees that upon (but not before) the Effective Time:

(a) other than any provisions of the Red Reef Sale Agreement that by their terms expressly survive termination, the Red Reef Sale Agreement shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the Red Reef Sale Agreement that by their terms expressly survive termination, any and all commitments and obligations of the Borrower and Red Reef with respect to the Red Reef Sale Agreement shall be terminated.

9. Termination of Residual Interest Pledge Agreement . Each of Blue Heron and CLMG hereby acknowledges and agrees that upon (but not before) the Effective Time:

DOC ID - 25455517.9

(a) other than any provisions of the Residual Interest Pledge Agreement that by their terms expressly survive termination, the Residual Interest Pledge Agreement shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the Residual Interest Pledge Agreement that by their terms expressly survive termination, any and all commitments and obligations of Blue Heron and CLMG with respect to the Residual Interest Pledge Agreement shall be terminated.

10. Termination of Servicing Agreement . Each of the Borrower, the Servicer, Blue Heron and CLMG hereby acknowledges and agrees that upon (but not before) the Effective Time:

(a) other than any provisions of the Servicing Agreement that by their terms expressly survive termination, the Servicing Agreement shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the Servicing Agreement that by their terms expressly survive termination, any and all commitments and obligations of the Borrower, Blue Heron and the Servicer with respect to the Servicing Agreement shall be terminated.

11. Termination of Guaranty. Each of the Guarantor, the Borrower, the Initial Lender and the Administrative Agent hereby acknowledges and agrees that upon (but not before) the Effective Time:

(a) other than any provisions of the Guaranty that by their terms expressly survive termination, the Guaranty shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the Guaranty that by their terms expressly survive termination, any and all commitments and obligations of the Guarantor with respect to the Guaranty shall be terminated.

12.     Termination of SACCA and Remittance.

(a)    The Borrower and CLMG hereby jointly instruct the Securities Intermediary to remit any remaining amounts credited to the Pledged Accounts (as defined in the SACCA, the "Pledged Accounts"), after CLMG or its counsel confirms orally or in writing to a Responsible Officer (as defined in the SACCA) of the Securities Intermediary that the Effective Time has occurred, in accordance with the wire instructions attached hereto as Schedule III. The Borrower hereby instructs the Securities Intermediary to remit any amounts credited to the Borrower Account after CLMG or its counsel confirms orally or in writing to a Responsible Officer (as defined in the SACCA) of the Securities Intermediary that the Effective Time has occurred, in accordance with the wire instructions attached hereto as Schedule III. The
Securities Intermediary shall make such remittances from the Pledged Accounts and the

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

Borrower Account within one (1) Business Day after CLMG or its counsel confirms orally or in writing to a Responsible Officer (as defined in the SACCA) of the Securities Intermediary that the Effective Time has occurred. Each of the Securities Intermediary and the Custodian hereby acknowledges receipt of an entitlement order executed by CLMG, the Borrower and certain other parties thereto with respect to all the Policies (as defined in the SACCA) credited to the Policy Account on the date hereof, and the Securities Intermediary hereby agrees that it will transfer such Policies and the Custodian hereby agrees that it will transfer the Custodial Packages (as defined in the SACCA) it currently has in its possession, in each case, after CLMG or its counsel confirms orally or in writing to a Responsible Officer (as defined in the SACCA) of the Securities Intermediary that the Effective Time has occurred, in accordance with the terms of such entitlement order.

(b) Each of CLMG, the Borrower, the Securities Intermediary and the Custodian hereby acknowledges and agrees that upon the Securities Intermediary making the disbursements and transfers set forth in Section 12(a) above:

(i) other than any provisions of the SACCA that by their terms expressly survive termination, the SACCA shall be terminated (without any further action by any party) and be of no further force or effect; and

(ii) other than any commitments and obligations under the SACCA that by their terms expressly survive termination, any and all commitments and obligations of CLMG, the Borrower, the Securities Intermediary and the Custodian with respect to the SACCA shall be terminated.

13.     Termination of CSC Service Agreement . Each of the Borrower and the
CSC hereby acknowledges and agrees that upon (but not before) the Effective Time:

(a) other than any provisions of the CSC Service Agreement that by their terms expressly survive termination, the CSC Service Agreement shall be terminated (without any further action by any party) and be of no further force or effect; and

(b) other than any commitments and obligations under the CSC Service Agreement that by their terms expressly survive termination, any and all commitments and obligations of the Borrower and the CSC with respect to the CSC Service Agreement shall be terminated.

14. Trust Agreement . Upon the occurrence of the Effective Time, CLMG's security interest in the Collateral (as defined in the Residual Interest Pledge Agreement, the "Trust Collateral") shall be automatically terminated and the Trustee shall be deemed to have received notice from CLMG that the Obligations Termination Date (as defined in the Trust Agreement) has occurred. Upon such termination, the Trustee agrees that it shall remove the notation of the pledge of the Residual Interest Certificate (as defined in the Trust Agreement) to CLMG, as the Administrative Agent (as defined in the Trust Agreement, the "Administrative Agent ") from the Register (as defined in the Trust Agreement). Each of Blue Heron, CLMG, the Trustee and the Independent Trustee hereby agrees upon the occurrence of the Effective Time

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

that any provisions of the Trust Agreement (including, without limitation, Section 3.5 and Section 9.1 thereof) requiring notice to, consent of or approval by the Administrative Agent, and any provisions of the Trust Agreement relating to the (i) Administrative Agent's security interest in the Trust Collateral, or (ii) power or authority of the Administrative Agent to give directions or instructions, shall, in each case, cease to operate and be of no force or effect upon (but not before) the Effective Time. In addition, upon (but not before) the Effective Time, the Independent Trustee shall automatically resign and each of CLMG, the Trustee and the Independent Trustee hereby agrees that any provisions of the Trust Agreement requiring notice to, consent of or approval by the Independent Trustee, any provisions of the Trust Agreement requiring the Borrower to have an Independent Trustee and any provisions of the Trust Agreement relating to the power or authority of the Independent Trustee to give directions or instructions, shall, in each case, cease to operate and be of no force or effect as of the Effective Time. Each of CLMG and the Independent Trustee hereby consents to the execution and delivery on the date hereof by the Borrower of that certain Bill of Sale, between the Borrower and Blue Heron, pursuant to which the Borrower distributes to Blue Heron all of the Borrower’s rights, title and interest in and to substantially all of the assets owned by the Borrower.

15. Release of Security Interests. Upon the occurrence of the Effective Time, CLMG, in its capacity as Administrative Agent under the Loan Agreement, releases all security interests, liens and other rights the Administrative Agent has in the Collateral (as defined in the Loan Agreement). CLMG, in its capacity as Administrative Agent under the Loan Agreement, shall prepare and file, at the sole expense of the Borrower, UCC termination statements that have been previously approved by the Borrower with respect to all UCC financing statements filed under and in connection with the Transaction Documents and relating to the Collateral. Notwithstanding the foregoing, each of the Borrower, the Guarantor, Blue Heron, Harbordale and Red Reef, on behalf of itself and each of its Affiliates, hereby acknowledges and agrees that none of the collateral assignments filed with Issuing Insurance Companies in respect of any of the Pledged Policies that name CLMG as the collateral assignee shall be released or otherwise terminated, and each of the foregoing hereby directs CLMG not to file any releases, termination statements or other similar documents or agreements with respect to such collateral assignments (it being understood that after the occurrence of the Effective Time, the Pledged Policies will be pledged as collateral in connection with that certain credit facility pursuant to which CLMG serves as administrative agent and White Eagle Asset Portfolio, LP, a Delaware limited partnership and an Affiliate of the Borrower, acts as borrower, that such collateral assignments shall remain in full force and effect on file with the related Issuing Insurance Companies to secure such pledge and be subject to the terms of such credit facility).

16. Binding Effect; Third -Party Beneficiaries. This Agreement shall inure to the benefit of and be binding solely upon the parties hereto and their successors and assigns. Each of the parties hereto hereby agrees that this Agreement is not intended to create any rights of third party beneficiaries.

17. Entire Agreement . This Agreement contains the full and complete understanding and agreement among the parties hereto with respect to the subject matter hereof, and the parties acknowledge that none of them are entering into this Agreement in reliance upon any term, condition, representation or warranty not stated herein and that this Agreement

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.

18. No Party Deemed Drafter. The parties to this Agreement understand and agree that this Agreement has been negotiated at arm's length and on equal footing as between all parties hereto, that such parties are sophisticated, and that such parties fully understand and agree to all the terms and conditions contained in this Agreement. Accordingly, in any dispute concerning the meaning of this Agreement, or any term or condition hereof, such dispute shall be resolved without any presumption or rule of construction in favor of any party or any related or similar doctrine.

19. Amendment. Neither this Agreement, nor any term or provision hereof, may be waived, modified or amended except in a written instrument agreed to and signed by each of the parties hereto.

20.     GOVERNING LAW; JURY TRIAL.

(a) EXCEPT AS SET FORTH IN SECTION 21 BELOW, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.

21.     GOVERNING LAW OF SECTIONS 13 AND 14 .

SECTIONS 13 AND 14 OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

22.     Submission to Jurisdiction.

(a) Each party hereto hereby submits to the exclusive jurisdiction of the courts of the State of New York and of any Federal court located in the State of New York (or any appellate court from any thereof) in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, except as expressly set forth in Section 22(b) below. Each party hereto hereby irrevocably waives any objection that it may have to the laying of venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum.

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

(b) Each of the parties hereto hereby consents and agrees that the state or federal courts located in Wilmington, Delaware, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties pertaining to Section 13 or Section 14 of this Agreement or to any matter arising out of or relating to Section 13 or Section 14 of this Agreement. Each of the parties hereto expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and hereby waives any objection it may have based upon lack of personal jurisdiction improper venue or forum non conveniens.

23. No Waiver. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

24. Severability of Provisions . If any one or more provisions of this Agreement shall for any reason be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity and enforceability of other provisions of this Agreement.

25. Further Assurances . Each party agrees to execute and deliver all such other documents or agreements and to take all such other action reasonably requested as may be reasonably necessary or desirable to further effectuate the purposes and intent of this Agreement, in each case at the sole expense of the requesting party.

26. Notices . All notices, directions, instructions, demands and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including electronic mail communication) and sent to each party entitled thereto, at its address set forth on Schedule II, or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices, directions, instructions, demands and communications shall be effective: (a) if sent by overnight courier, on the Business Day after the day sent, (b) if by U.S. mail, three (3) Business Days after being deposited in the mail, (c) if delivered personally, when delivered, and (d) if sent by electronic mail, when the send thereof shall have received electronic confirmation of the transmission thereof (provided that should such day not be a Business Day, on the next Business Day), except any such notice, direction, demands or other communications to CLMG and the Initial Lender shall only be effective upon receipt.

27. Counterparts . This Agreement may be executed in counterparts, all of which when taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by PDF file (portable document format file) shall be as effective as delivery of a manually executed counterpart of this Agreement.

28. Limited Recourse and Non -Petition in respect of Blue Heron . No recourse under any obligation, covenant or agreement of Blue Heron contained in this Agreement shall be had against any shareholder, officer or director of Blue Heron as such, by the enforcement of any

DOC ID - 25455517.9

obligation or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of Blue Heron and no liability shall attach to or be incurred by the shareholders, officers or directors of Blue Heron as such, or any of them, under or by reason of any of the obligations, covenants or agreements of Blue Heron contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by Blue Heron of any of such obligations, covenants or agreement, either at law or by statute or constitution, is hereby expressly waived by the other parties hereto as a condition of and consideration for the execution of this Agreement.

The parties hereto agree that they shall not take any corporate action or other steps or legal proceedings for the winding-up, examinership, dissolution, or re-organisation or for the appointment of a receiver, administrator, examiner, administrative receiver, trustee in bankruptcy, liquidator, sequestrator or similar officer regarding some or all of the revenues and assets of Blue Heron.

The parties hereto acknowledge that the obligations of Blue Heron arising hereunder are limited recourse obligations payable solely from and to the extent of funds available to Blue Heron, and, following application of the proceeds thereof, any claims of the parties hereto arising out of or relating to such obligations against Blue Heron shall be extinguished.

With respect to each party hereto other than Blue Heron, the foregoing language shall not serve as any implication that any liability shall attach to or be incurred by the shareholders, officers or directors of such party.

29. It is expressly understood and agreed by the parties hereto that, notwithstanding anything to the contrary set forth in this Agreement or in any document or instrument related hereto (a) this Agreement and any related document, including, without limitation any document the form of which is annexed hereto as an Exhibit, is executed and delivered by Christiana Trust, not individually or personally but solely as Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein and therein made by the Borrower and the Trustee is not made or intended as a personal representation, undertaking or agreement by Christiana Trust, (c) nothing herein or therein contained shall be construed as creating any liability on Christiana Trust, individually or personally, to perform on any covenant either expressed or implied contained herein or therein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Christiana Trust be personally liable for the payment of any indebtedness or expenses of the Borrower or otherwise or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any such other related documents. Each of Blue Heron, as Residual Interest Holder (as defined in the Trust Agreement) and CLMG, as Administrative Agent, hereby authorizes and directs the Trustee to execute and deliver this Agreement.

DOC ID - 25455517.9

30. Section Headings. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement, any of the Transaction Documents, the Trust Agreement or any provision hereof or thereof.

DOC ID - 25455517.9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Closing Date.

CLMG CORP.		LNV CORPORATION

By:		By:
	Name:		Name:
	Title:		Title:

RED FALCON TRUST By: Blue Heron Designated Activity Company, as Residual Interest Holder		WILMINGTON TRUST, NATIONAL ASSOCIATION, solely as Securities Intermediary and Custodian and not in its individual capacity

By:		By:
	Name:		Name:
	Title:		Title:

WILMINGTON SAVINGS FUND SOCIETY, FSB, D/B/A CHRISTIANA TRUST, solely as Trustee and not in its individual capacity		MLF LEXSERV, L.P.
By:		By:
	Name:		Name:
	Title:		Title:

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

MICHELLE A. DREYER, as Independent Trustee		CORPORATION SERVICE COMPANY
By:		By:
	Name:		Name:
	Title:		Title:

HARBORDALE, LLC		RED REEF ALTERNATIVE INVESTMENTS, LLC
By:		By:
	Name:		Name:
	Title:		Title:

IMPERIAL FINANCE & TRADING, LLC		BLUE HERON DESIGNATED ACTIVITY COMPANY
By:		By:
	Name:		Name:
	Title:		Title:

DOC ID - 25455517.6

MASTER TERMINATION AGREEMENT, among CLMG Corp., LNV Corporation, Red Falcon Trust, Imperial Finance & Trading LLC, Blue Heron Designated Activity Company, Harbordale, LLC, Red Reef Alternative Investments, LLC, MLF LexServ, L.P., Wilmington Trust, National Association, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, Michelle A. Dreyer, and Corporation Service Company.

Schedule I

Termination Payment Information

Obligation	Amount	Recipient
Unpaid Principal Balance	$64,964,770.76	CLMG
Accrued and unpaid interest	$113,894.70	CLMG
Fees	$6,235.00	Wilmington Trust
Unpaid service fees	$7,200.00	CSC
TOTAL	$65,092,100.46

Wire information with respect to CLMG:

Federal Home Loans Bank of Dallas
ABA Number 111040195
Credit – Beal Bank Dallas, TX Bank Account No.: 4989902
Further Credit to: 7500134305
Attention: CLMG Corp. Cash Processing– Payoff Dept. Reference: 900000088 - Red Falcon Trust

Wire information with respect to CSC:

Bank Name:    PNC Bank
Bank Address:    222 Delaware Avenue, 18th Floor
Wilmington, DE 19801
Account Name:    Corporation Service Company
Account Number:    5603260058
ABA Number:    031100089
Reference:    Account 7930966, Invoice #77178084

Wire information with respect to Wilmington Trust:

ABA    031100092
Bank    Wilmington Trust
Acct    009974-000
Bfcy    CCMS Closing and Fee Acct
Ref:    Red Falcon Term Fee – RM Bob Donaldson

DOC ID - 25455517.9

Schedule II

Addresses for Notices

To CLMG:

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Telephone: 469-467-5414
Facsimile: 469-467-3433
Email: jerwin@clmgcorp.com

To the Initial Lender:

LNV Corporation c/o CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Telephone: 469-467-5414
Facsimile: 469-467-3433
Email: jerwin@clmgcorp.com

To the Borrower:

Red Falcon Trust
Attention: The Directors
2nd Floor, Palmerston House
Fenian Street
Dublin 2, Ireland
Email: directors@blueheron.ie

To the Guarantor:

Imperial Finance & Trading, LLC
5355 Town Center Rd #701
Boca Raton, FL 33486
Attention: Office of General Counsel
Email: COreilly@emergentcapital.com

DOC ID - 25455517.9

To Harbordale:

Harbordale, LLC
5355 Town Center Rd #701
Boca Raton, FL 33486
Attention: Office of General Counsel
Email: COreilly@emergentcapital.com

To Red Reef:

Red Reef Alternative Investments, LLC
5355 Town Center Rd #701
Boca Raton, FL 33486
Attention: Office of General Counsel
Email: COreilly@emergentcapital.com

To the Servicer:

Nathan A. Evans, President and Chief Executive Officer
MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Facsimile No. 301.951.2123
E-mail: nevans@mlflexserv.com
with a copy to (which shall not constitute notice): Mario Coniglio, Chief Operating Officer
MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Facsimile No. 301.951.2123
E-mail: mconiglio@mlflexserv.com

To Blue Heron:

Blue Heron Designated Activity Company
Attention: The Directors
2nd Floor, Palmerston House
Fenian Street
Dublin 2, Ireland
Email: directors@blueheron.ie

With a copy to: COreilly@emergentcapital.com

DOC ID - 25455517.9

To the Securities Intermediary:

Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Telephone: 248-723-5422
Facsimile: 248-723-5424
E-mail: SpecializedInsurance@wilmingtontrust.com
with a copy by e-mail only to (which shall not constitute notice): K&L Gates LLP
Attention: Scott Waxman, Esq. Email: scott.waxman@klgates.com

To the Custodian:

Wilmington Trust, National Association, Custodian
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Telephone: 248-723-5422
Facsimile: 248-723-5424
E-mail: SpecializedInsurance@wilmingtontrust.com

To the Trustee:

Corporate Trust Office
500 Delaware Avenue
11th Floor
Wilmington, DE 19801
Attention: Corporate Trust – Red Falcon Trust
Telephone: 302-888-7437
Facsimile: 302-421-9137
E-mail: Jeffrey.Everhart@christianatrust.com

with a copy to (which shall not constitute notice):

K&L Gates LLP
600 North King Street
Suite 901
Wilmington, Delaware 19801
Attention: Scott Waxman, Esq.
Telephone: (302) 416-7070
Facsimile: (302) 416-7020

DOC ID - 25455517.9

To the Servicer:

Nathan A. Evans, President and Chief Executive Officer
MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Facsimile No. 301.951.2123
E-mail: nevans@mlflexserv.com
with a copy to (which shall not constitute notice): Mario Coniglio, Chief Operating Officer
MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Facsimile No. 301.951.2123
E-mail: mconiglio@mlflexserv.com

To CSC:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808
Attention: Independent Director Services
Facsimile: (302) 636-5454
Email: IDService@cscinfo.com

To the Independent Trustee:

Michelle A. Dreyer
c/o Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington DE 19808
Telephone: (302) 636-5608
Email:  michelle.dreyer@cscglobal.com

DOC ID - 25455517.9